Exhibit (h)(7)

SECOND AMENDMENT TO PARTICIPATION AGREEMENT

Among

MML SERIES INVESTMENT FUND II

And

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

And

MML BAY STATE LIFE INSURANCE COMPANY

And

C.M. LIFE INSURANCE COMPANY

THIS AMENDMENT dated as of August 26, 2008 amends the Participation Agreement entered into as of 17th day of November, 2005, as amended to date, (the “Agreement”) by and among Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, C.M. Life Insurance Company, each on their own behalf and on behalf of each segregated asset account of each insurance company, and MML Series Investment Fund II.

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

Schedule A of the Agreement is deleted in its entirety and replaced with Schedule A attached hereto.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have hereunto affixed their respective authorized signatures as of the date set forth above.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY:		MML SERIES INVESTMENT FUND II

By its authorized officer		By its authorized officer

By:	/s/ Jo-Anne Rankin	By:	/s/ Nicholas H. Palmerino

Print Name:	Jo-Anne Rankin	Print Name:	Nicholas H. Palmerino

Title:	Vice President	Title:	CFO and Treasurer

MML BAY STATE LIFE INSURANCE COMPANY:		C.M. LIFE INSURANCE COMPANY

By its authorized officer		By its authorized officer

By:	/s/ Jo-Anne Rankin	By:	/s/ Jo-Anne Rankin

Print Name:	Jo-Anne Rankin	Print Name:	Jo-Anne Rankin

Title:	Vice President	Title:	Vice President

Schedule A

MML Series Investment Fund II

Separate Account	Date Established	LOB Separate Accounts

Massachusetts Mutual Variable Annuity Separate Account 4	July 9, 1997	VA

—    MML Blend Fund

—    MML China Fund

—    MML Enhanced Index Core Equity Fund

—    MML Equity Fund

—    MML Inflation-Protected and Income Fund

—    MML Managed Bond Fund

—    MML Money Market Fund

—    MML Small Cap Equity Fund

—    MML Small Company Opportunities Fund

—    MML Strategic Emerging Markets Fund

C.M. Multi-Account A	August 3, 1994	VA

—    MML Blend Fund

—    MML Enhanced Index Core Equity Fund

—    MML Equity Fund

—    MML Inflation-Protected and Income Fund

—    MML Managed Bond Fund

—    MML Money Market Fund

—    MML Small Cap Equity Fund

—    MML Small Company Opportunities Fund

Panorama Separate Account	June 23, 1981	VA
— MML Small Cap Equity

Massachusetts Mutual Variable Annuity Separate Account 1	April 3, 1981	VA
— MML Blend Fund — MML Equity Fund — MML Managed Bond Fund — MML Money Market Fund

Massachusetts Mutual Variable Annuity Separate Account 2	Oct. 14, 1981	VA
— MML Blend Fund — MML Equity Fund — MML Managed Bond Fund — MML Money Market Fund

Massachusetts Mutual Variable Annuity Separate Account 3	Jan. 14, 1994	VA
— MML Blend Fund — MML Equity Fund — MML Managed Bond Fund — MML Money Market Fund

MML Bay State Variable Annuity Separate Account 1	Jan 14, 1994	VA
— MML Blend Fund — MML Equity Fund — MML Managed Bond Fund — MML Money Market Fund

Schedule A (continued)

MML Series Investment Fund II

Separate Account	Date Established	LOB Separate Accounts

Massachusetts Mutual Variable Annuity Fund 1	April 24, 1968	VA
— MML Equity Fund

Massachusetts Mutual Variable Annuity Fund 2	May 12, 1971	VA
— MML Equity Fund

Massachusetts Mutual Variable Life Separate Account I	July 13, 1998	VL

—    MML Blend Fund

—    MML Enhanced Index Core Equity Fund

—    MML Equity Fund

—    MML Inflation-Protected and Income Fund

—    MML Managed Bond Fund

—    MML Money Market Fund

—    MML Small Cap Equity Fund

—    MML Small Company Opportunities Fund

Massachusetts Mutual Variable Life Separate Account II*	May 16, 1984	VL
— MML Blend Fund — MML Equity Fund — MML Managed Bond Fund — MML Money Market Fund

Massachusetts Mutual Variable Life Separate Account III	Feb. 12, 2000	VL
— MML Managed Bond Fund — MML Money Market Fund

C.M. Life Variable Life Separate Account I	Feb. 2, 1995	VL

—    MML Blend Fund

—    MML Enhanced Index Core Equity Fund

—    MML Equity Fund

—    MML Inflation-Protected and Income Fund

—    MML Managed Bond Fund

—    MML Money Market Fund

—    MML Small Cap Equity Fund

—    MML Small Company Opportunities Fund

MML Bay State Variable Life Separate Account I	June 9, 1982	VL
— MML Blend Fund — MML Equity Fund — MML Managed Bond Fund — MML Money Market Fund — MML Small Cap Equity Fund

MML Bay State Variable Life Separate Account II	Nov. 22, 1988	VL
— MML Money Market Fund

*originally established under the name Mass Variable Life Separate Account I